SHIP LOGO  VANGUARD/(R)/


Vanguard/(R)/ Municipal Bond Funds


Supplement to the prospectus dated February 28, 2007


The Plain Talk/(R)/ About the Funds' Portfolio Managers on page 40 of the prospectus is replaced with the following:


Plain Talk About the Funds' Portfolio Managers

The managers primarily responsible for the day-to-day management of the Funds are:

Reid O. Smith, CFA, Principal of Vanguard. He has worked in investment management since 1986; has been with Vanguard since 1992; and has managed the Insured Long-Term and High-Yield Tax-Exempt Funds since 1996 and the Intermediate-Term and Long-Term Tax-Exempt Funds since October 2007. Education:
B.A. and M.B.A., University of Hawaii.

Pamela Wisehaupt Tynan, Principal of Vanguard. She has worked in investment management for Vanguard since 1982 and has managed the Tax-Exempt Money Market Fund since 1988 and the Short-Term and Limited-Term Tax-Exempt Funds since 1996.
Education: B.S., Temple University; M.B.A., St. Joseph's University.


(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS95 112007